UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2014

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah		84111
(Address of Principal Executive Office)		(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As disclosed in the Definitive Proxy Statement on Schedule 14A for the 2014 annual meeting of shareholders (the “Proxy Statement”) of Zions Bancorporation (the “Company”), 2013 annual incentive compensation for Harris Simmons, Chairman and Chief Executive Officer, and Doyle Arnold, Vice Chairman and Chief Financial Officer, and performance-conditioned restricted stock units and performance-conditions stock options granted in May 2013 to Messrs. Simmons and Arnold (the “Performance RSUs” and the “Performance Stock Options”) were subject to performance vesting conditions, including acceptance of the Company’s 2014 Comprehensive Capital Analysis and Review (“CCAR”) submission by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Compensation Committee delayed determination of such 2013 annual incentives and vesting of the Performance RSUs and Performance Stock Options pending the review of the Company’s 2013 CCAR submission by the Federal Reserve.

Following the Federal Reserve’s acceptance of the Company’s resubmitted 2013 CCAR submission in the third quarter of 2014, the Compensation Committee met on Saturday, October 25, 2014, and awarded Messrs. Simmons and Arnold the 2013 annual incentive compensation listed in the below table and determined that the performance vesting conditions on the portion of the Performance RSUs listed in the table below were satisfied. The portion of the Performance RSUs that did not vest were forfeited. As indicated in the table below, the Compensation Committee determined that all of the Performance Stock Options should be forfeited.

Named Executive Officer	Target Annual Incentive	Annual Incentive Awarded	Target Performance RSUs	Performance RSUs Vested	Target Performance Stock Options	Performance Stock Options Vested
Harris Simmons	$548,500	$356,525	19,951	12,968	28,806	0
Doyle Arnold	$385,000	$250,250	11,671	7,573	17,974	0

These annual incentives and Performance RSUs constituted 65% of the target amounts. The value of the Performance RSUs, based on the closing price of the Company’s common stock on Monday, October 27, 2014, was $358,569 and $209,398, respectively. Please refer to the Proxy Statement for further information on the Company’s incentive compensation plans and compensation paid and awarded to the named executive officers of the Company relative to the Company’s 2013 fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: October 30, 2014	By:	/s/ Thomas E. Laursen
Thomas E. Laursen
Executive Vice President, General Counsel and Secretary